UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: December 31, 2015

Date of reporting period: June 30, 2015

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

SAROFIM EQUITY FUND

Semi-Annual Report	June 30, 2015

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The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-727-6346; and (ii) on the SEC’s website at http://www.sec.gov.

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Dear Shareholders:

Economic Comment

Despite logging a series of new highs through the third week of May, the S&P 500 made scant net progress in the first half of 2015. U.S. economic data softened more than expected over the winter months and remained mixed through the spring while global growth slowed. Investors were skittish about the coming inflection point in interest rate policy and unsettled by the debt crisis in Greece. Market leadership narrowed. Strength was concentrated in only three sectors of the index — health care, consumer discretionary, and telecommunications. Five sectors, including energy and industrials, ended lower. The performance of larger cap stocks lagged smaller stocks in the early months of the year but improved in the last three months

The Sarofim Equity Fund portfolio registered strengthening relative results in the period, but trailed the benchmark for the six months. The Fund’s first-half return was -0.93% compared to 1.23% for the S&P 500. The stock focus in the technology sector, particularly the overweighted position in Apple, was a primary factor supporting relative performance. The lack of exposure to utilities, the period’s weakest sector, was also advantageous. Stock selection in the health care, consumer discretionary, and consumer staples sectors added value compared to the index, but this beneficial impact was undermined by the effect of the respective sector weightings. Additional factors that detracted from relative performance included the overweighted representation in the energy sector and the strategic emphasis on the major international oils. However, with the rebound in oil prices from the mid-March lows, the drag on performance from the portfolio’s energy exposure diminished as the period progressed. The stock emphasis in the financials and industrials sectors also penalized relative results. The largest contributors to first-half returns were the positions in Apple, Novo Nordisk, Walt Disney, Gilead Sciences, Christian Dior, Estee Lauder, JPMorgan Chase and Walgreen Boots Alliance. Positions that detracted from performance included Chevron, Procter & Gamble. Exxon Mobil, American Express, Union Pacific, and Canadian Pacific Railway.

With the onset of a tightening cycle in the U.S., we believe investors’ risk appetites are likely to diminish, and their preferences may begin to shift. Stocks of large, high quality companies, which tend to lag in liquidity-driven markets, seem well positioned for strengthening relative performance as the business cycle matures and interest rates return to more normalized levels. Fayez Sarofim & Co.’s long-practiced investment approach, which focuses on large, globally prominent companies, should have added appeal in this environment. The industry leaders

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represented in the Sarofim Equity Fund, with their established competitive advantages and strong balance sheets, typically have greater flexibility than their smaller competitors to absorb higher labor costs and sustain earnings growth as interest rates rise. Furthermore, the above-market yield and superior dividend growth of the securities in the Fund can provide a buffer against increased uncertainty as this attenuated recovery, now in its seventh year, continues its uneven progress.

Letter to Shareholders

Struggling against difficult earnings comparisons, the threat of rising interest rates, and unstable conditions in other regions of the world, the S&P 500 returned 1.2% over the first half of 2015. Of course, this behavior is typical when investors are anticipating an increase in short-term interest rates, and the Federal Reserve Bank (“Fed”) has been signaling that such an increase may be in the offing before the end of the year. While these headwinds have prevented the equity market from rising for the past six months, a number of critical factors continued to support the market’s longer-term advance. The US economy remained sound, foreign developed economies appeared to be improving at the margin, and the corporate sector continued to perform exceptionally well — in generating profits and returning them to shareholders. This solid foundation could protect the market against the current threats and provide the opportunity for additional gains as those threats hopefully recede over the coming quarters.

Although the winter months did coincide with a slight slowdown for the US economy, the current economic expansion still appears resilient. Another frigid winter for the Northeast, a labor strike affecting the West Coast ports, and some impact from the dollar’s appreciation conspired to reduce economic activity by 0.2% from the fourth quarter of 2014 to the first quarter of this year. However, weaker readings in the first quarter have become more typical in the past several years. Just last year, the economy shrank during the first quarter before rebounding strongly for the remainder of the year. Even with the slight contraction in the first quarter, real US GDP still grew 2.7% over the first quarter of 2014. In the past couple of months, snapshots of economic activity have again displayed signs of steady expansion. Examining data from the US Census Bureau, retail sales grew nicely from March through May after a lull in the previous few months. Employment data have also provided confirmation of steady growth. The four-week average of weekly initial jobless claims has steadily declined to approximately 280,000, a level not witnessed since the economy was booming during the dot-com craze in 2000. Furthermore, after an increase of 223,000 jobs for the month of June, non-farm payroll employment has increased every month since October 2010, the longest uninterrupted streak

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of job gains for the US economy since the end of World War II. The unemployment rate currently measures 5.3%, and there are tentative signs of tightening labor markets resulting in stronger wage increases. For example, big employers such as McDonald’s, Wal-Mart, and Target have all announced plans to increase wages. In addition to the strengthening employment backdrop, the consumer’s balance sheet has improved markedly over the past few years. Rising home values and stock prices, along with more prudent management of liabilities, have grown the net worth of US households to $84.9 trillion according to the Federal Reserve’s most recent statistics. That figure is 26% larger than the pre-recession peak of $67.9 trillion in 2007. With lower fuel prices and record-low interest rates added to improving income and stronger balance sheets, the US consumer should remain an important source of economic growth, able to counter slower business spending or weaker exports.

Considering the steady improvements in the US economic picture, the Federal Reserve appears focused on identifying the right time to begin increasing short-term interest rates after pegging them at zero for the past seven years. As such, it appears that the general trend in interest rates will now be upward. Market participants scrutinize each speech given by the Fed governors in an attempt to discern the Fed’s timing, and it appears increasingly likely that it will be between September 2015 and early 2016, depending on developments in the economy in the meantime. Regardless of the timing of the first increase, the Fed is likely to proceed very slowly and cautiously with additional increases in an effort to maintain positive momentum for the economy. As such, we expect the interest rate curve to make a very gradual adjustment to higher levels. Over the first half of 2015, growing confidence about the economic outlook caused a small 18 basis point increase in the yield of the ten-year Treasury bond, with the bond’s yield rising to 2.35%. Looking more closely at the bond market’s movements, the ten-year yield declined in the first quarter, when the economy turned in a weaker performance, but then rose 43 basis points over the second quarter as the economic releases demonstrated improvement and Fed increases appeared more likely. With the slight increase in interest rates, the Barclay’s Aggregate fixed income index generated a 0.1% decline over the first half of 2015.

Viewed as a threat to the market, the prospect of rising interest rates garners tremendous attention from the investment community, but previous episodes suggest that the market should rise again after an initial period of digestion. Utilizing sixty years of data from Michael Goldstein at Empirical Research Partners, the market has risen approximately 8.5% on average in the year following an initial Fed tightening. Of the twenty episodes in that span of time, stocks rose in fourteen, or 70%

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of the time. Equity investors should ultimately be encouraged that the economy is strong enough to suggest the need for higher rates. Furthermore, as long as the Fed appears to be willing and able to pursue a very measured pace of interest rate increases, the gradual adjustment that we currently anticipate is less likely to pose problems for the equity market. However, rising rates do augur for changing conditions within the equity market. In past periods of rising interest rates, the universe of active managers has generated superior performance relative to their benchmarks. Joe Mezrich at Nomura Securities, cited earlier this year in Barron’s for studying data on this topic back to 1962, found that active managers outperformed their benchmarks by 1.5 percentage points in years in which rates moved higher. In addition, at Fayez Sarofim & Co. we have often seen improved relative performance within our portfolios as an environment of rising cost of capital, possibly accompanied by greater levels of volatility, begins to favor larger, more established businesses like those in our portfolios.

In contrast to slowing growth in the US, other regions of the world, notably Japan and Europe, appear to be delivering an improvement in their growth rates. In our last letter, we noted that the decline in oil prices and the significant amount of monetary stimulus orchestrated by the foreign central banks were likely to improve economic growth in foreign developed economies. Bouncing back from an increase in the value-added tax last year, the Japanese economy grew at a 3.9% annual rate in the first quarter, surprising forecasters who had expected less than half of that amount. The European Central Bank (ECB) announced its full-fledged quantitative easing (QE) program in January and commenced buying bonds in March, driving European interest rates down aggressively for the first few months of the year. Weaker growth in the recent past and the ample QE programs in Japan and Europe have also caused their currencies to decline in value relative to the US dollar, which is another stimulant for their economies. Anticipating an economic improvement, many of the equity markets in Europe and Asia performed well in the first half of the year. The MSCI EAFE Index returned 9.2% in local currency, or 5.9% when translated back into (stronger) dollars. The MSCI Emerging Markets Index rose 5.8% in local currency and 3.1% in dollars. The positive returns occurred in the first quarter, before concerns began to grow regarding a potential market bubble in China and the possibility of Greece exiting the Euro-zone. In the second quarter, despite those concerns surrounding China and Greece, foreign bond yields began rising, and the dollar weakened very slightly against a basket of foreign currencies. Examining those movements, the financial markets seem to be suggesting that growth in the foreign economies will continue to improve in the coming quarters. While clearly a positive for many foreign firms, such a

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strengthening would also be a boon for many of our US companies as they derive a substantial share of earnings overseas. Not only would the organic growth of their foreign subsidiaries improve, but also the absence of dollar appreciation would allow them to translate those foreign earnings streams back into dollars without facing a currency headwind. A typical Sarofim portfolio generates a larger share of its profits overseas, approximately 50%, so the effect could be more positive for our portfolios. Of course, there are many important risks to monitor with regard to the worldwide economic picture, but our expectation remains for an improvement in the foreign economies that would narrow the growth differential with the US economy.

With regard to the energy sector, the adjustments we discussed in our last letter are taking place; demand growth has surprised positively over the first half of 2015, and energy firms have continued to cut spending aimed at future supply growth. Compared to worldwide demand growth of only 0.7 million barrels per day in 2014, the International Energy Association currently forecasts global demand growth of 1.4 million barrels per day in 2015. Driven partially by a response to lower prices and partly by improving economic growth, demand growth in the first quarter appears to have been even faster at 1.7 million barrels per day. Although demand appears better than expected so far in 2015, consensus estimates for capital spending by the North American Exploration & Production industry call for a 38% decline in dollars spent on projects supporting future production. According to Baker Hughes, the count of active oil rigs in the US has fallen from 1,563 one year ago to 645 last week, a 59% decline. In the three most productive shale plays, the Bakken, Permian, and Eagle Ford, drilling activity has fallen below the level required to maintain production levels. Levels of storage inventory remain elevated in the US, but stocks have been declining since April. Predominantly investing in projects outside the US, the major integrated producers and national oil companies are also reducing their capital spending and cutting costs. As a result of all of these developments, we expect the energy markets to continue moving back toward a balance that will ultimately restore the need for higher prices and enable higher levels of profitability. After all, assuming a decline rate of 5% on the base of existing production and no growth in demand, the energy industry needs to replace over 4 million barrels of production annually. Over the next fifteen years, that means finding and developing resources that represent more than 5 new Saudi Arabias or 15 times the current production volume of US shales.

While currency headwinds and the rapid decline in oil prices represent major obstacles for profit growth in 2015, companies have managed through the difficulty

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very adeptly. That result bodes well for growth in 2016 and beyond, when we expect those obstacles to abate. As companies report their second quarter earnings over the next several weeks, the dollar’s appreciation over the past year will significantly impact their most recent results. According to David Bianco at Deutsche Bank, currency translation alone will rob the S&P 500 companies of approximately 4% of their earnings in 2015. In addition, the decline in energy prices will reduce the earnings of the energy sector by an estimated $65 billion. That drop accounts for another 6% of the S&P’s earnings power. Both of these impacts are more significant for Fayez Sarofim & Co. portfolios due to our larger holdings in global multinational companies and the energy sector. However, earnings have proven to be more resilient than many observers expected, with first quarter 2015 profits for the S&P 500 still growing 2.4% compared to the same period in 2014. Furthermore, despite the common refrain from more bearish observers that profit margins are unsustainably high, S&P net margins remain on track to set records in 2015. That result is a testament to the careful and disciplined management exhibited by US companies.

Looking forward from 2015, we expect the S&P 500 will display accelerating profit growth as the headwinds from currency and energy prices diminish and foreign economies improve. Over the period from 2015 to 2018, we believe S&P 500 earnings per share will grow at a compound rate of 8.3% annually. For comparison, our analysts’ earnings models project the weighted average growth rate of earnings per share in a typical Sarofim portfolio to equal 12.0% annually over the same time period, so we expect significantly stronger performance from our portfolio companies. Notably, this faster growth does not rely on a reversal of the dollar’s recent appreciation or a return to $100 oil. Our estimates do assume a cessation of the dollar’s appreciation and oil prices similar to those currently exhibited by the forward curve, or approximately $70-75 per barrel by 2018. If the dollar does fall in value as foreign economic conditions improve or oil prices rise more than we have forecast, our portfolio’s earnings growth should open an even wider gap relative to the market indices.

In addition to generating high levels of profitability, US companies are increasingly finding ways to utilize those profits for the benefit of shareholders. Dividends, share repurchases, and increasingly, merger and acquisition activity continue to increase. S&P 500 profits could approach $1.1 trillion in 2015, and amazingly, the companies in the index have paid out over $900 billion combined in dividends and stock buybacks over the twelve month period ended on March 31st. Even in a challenging year for earnings growth, the vast majority of our portfolio companies are

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moving forward with dividend increases. Balance sheets remained in very good condition, and managements have been actively pursuing means of improving shareholder value. The equity market continued to receive merger and acquisition activity positively. On a year-to-date basis through June, global transaction volume has increased 37% to $2.3 trillion and is on pace to rival the record level of $4.6 trillion from 2007. Announced deals in the US have increased over 40% to $1.0 trillion, driven by large deals such as Charter’s $78.7 billion acquisition of Time Warner Cable, Avago Technologies’ $37 billion purchase of Broadcom, and Abbvie’s $21 billion purchase of Pharmacyclics. In addition, the $125 billion of cross-border acquisitions of European companies by US firms represents an increase of over 60% as these acquirers seek to take advantage of the strong dollar, valuation differentials, and overseas cash balances. All of the acquisition activity supports share prices and reflects management confidence, cooperative financing markets, and reasonable valuations.

Most of this letter has focused on the reasons for our optimism regarding future prospects for equity markets and the companies in our portfolios, including steady economic growth, improving earnings performance, and strong cash flow redeployment by seasoned management teams. These factors inspire our firm to remain confident in our long-term approach to generating wealth for our clients. However, the world remains a dangerous place, evidenced by the large accumulation of debt in many economies and the numerous regions that face economic, political, or social uncertainty or war. As we write this letter, Greece is negotiating for its financial future, the Chinese government is attempting to finesse a volatile situation, and much of the Middle East remains at war. Clearly, one’s investment strategy must balance upside potential with the consideration of contingencies and downside protection. At this juncture, we are excited about the growth opportunities we see ahead for our portfolio companies, but we also sleep well at night when we consider their financial strength, competitive advantages, worldwide scope of operations, and experienced management teams. We are always prepared to guide clients through the ups and downs of the financial markets. We welcome your questions and thank you for the trust that you have placed in our firm.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Mutual fund investing involves risk, including possible loss of principal. A company may reduce or eliminate its dividend, causing losses to the fund. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations.

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The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of July 31, 2015, the MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of July 31, 2015, the MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The volatility of the indices referenced above may be materially different from that of FS & Co.’s products. In addition, FS & Co.’s holdings may differ significantly from the securities that comprise the highlighted indices. The referenced indices have not been selected to represent an appropriate benchmark to compare investor performance, but rather are disclosed to allow for comparison of investor performance to that of certain well known and widely recognized indices.

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SECTOR WEIGHTINGS†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.7%

	Shares	Value

Belgium — 1.2%
Anheuser-Busch InBev ADR	10,000	$1,206,700

Canada — 2.2%
Canadian Pacific Railway	8,755	1,402,814
Imperial Oil	23,400	903,708

		2,306,522

Denmark — 2.3%
Novo Nordisk ADR	44,000	2,409,440

France — 1.6%
Christian Dior ADR	24,200	1,163,778
TOTAL ADR	10,548	518,645

		1,682,423

Netherlands — 1.3%
ASML Holding, Cl G	6,695	697,150
Royal Dutch Shell ADR, Cl A	12,339	703,446

		1,400,596

Switzerland — 6.6%
Nestle ADR	40,948	2,954,808
Novartis ADR	18,326	1,802,179
Roche Holding ADR	58,980	2,068,429

		6,825,416

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued

	Shares	Value

United Kingdom — 2.0%
Diageo ADR	9,890	$1,147,635
SABMiller ADR	18,164	948,706

		2,096,341

United States — 82.5%
Consumer Discretionary — 8.6%
Comcast, Cl A	19,568	1,176,819
McDonald’s	13,873	1,318,906
Target	16,804	1,371,711
Time Warner Cable	4,805	856,107
Twenty-First Century Fox, Cl A	41,830	1,361,357
Twenty-First Century Fox, Cl B	12,841	413,737
Walt Disney	21,312	2,432,552

		8,931,189

Consumer Staples — 19.9%
Altria Group	54,417	2,661,536
Coca-Cola	91,212	3,578,247
Estee Lauder, Cl A	21,082	1,826,966
Kraft Foods Group	4,495	382,704
PepsiCo	20,370	1,901,336
Philip Morris International	56,814	4,554,778
Procter & Gamble	34,678	2,713,207
Walgreens Boots Alliance	20,753	1,752,383
Wal-Mart Stores	17,972	1,274,754
Whole Foods Market	1,400	55,216

		20,701,127

Energy — 13.5%
Chevron	32,322	3,118,103
ConocoPhillips	21,174	1,300,295
Enterprise Products Partners (A)	37,930	1,133,728
EOG Resources	6,084	532,654
Exxon Mobil	51,118	4,253,018
Occidental Petroleum	25,841	2,009,655
Phillips 66	6,669	537,255
Plains All American Pipeline (A)	27,800	1,211,246

		14,095,954

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued

	Shares	Value

Financials — 12.2%
ACE	14,631	$1,487,680
American Express	27,460	2,134,191
Berkshire Hathaway, Cl B *	2,109	287,056
BlackRock, Cl A	4,835	1,672,813
Franklin Resources	21,330	1,045,810
JPMorgan Chase	36,009	2,439,970
McGraw Hill Financial	8,833	887,275
State Street	20,780	1,600,060
Wells Fargo	20,105	1,130,705

		12,685,560

Health Care — 7.4%
Abbott Laboratories	38,415	1,885,408
AbbVie	28,963	1,946,024
Celgene *	10,100	1,168,923
Gilead Sciences	12,521	1,465,959
Johnson & Johnson	12,904	1,257,624
Zoetis, Cl A	606	29,221

		7,753,159

Industrials — 4.1%
Caterpillar	9,717	824,196
Union Pacific	14,328	1,366,461
United Technologies	18,846	2,090,587

		4,281,244

Information Technology — 14.9%
Apple	47,544	5,963,206
Automatic Data Processing	12,340	990,038
Facebook, Cl A *	13,200	1,132,098
Intel	32,844	998,950
International Business Machines	7,117	1,157,651
Oracle	27,919	1,125,136
QUALCOMM	12,716	796,403
Texas Instruments	40,201	2,070,754
Visa, Cl A	11,800	792,370
Xilinx	10,331	456,217

		15,482,823

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued

	Shares	Value

Materials — 1.9%
Air Products & Chemicals	3,734	$510,923
Praxair	12,708	1,519,242

		2,030,165

		85,961,221

TOTAL COMMON STOCK (Cost $68,688,284)		103,888,659

SHORT-TERM INVESTMENT — 0.1%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, 0.000% (B) (Cost $55,010)	55,010	55,010

TOTAL INVESTMENTS — 99.8% (Cost $68,743,294)		$103,943,669

Percentages are based on Net Assets of $104,171,599.
*	Non-income producing security.
(A)	Security considered to be a Master Limited Partnership. At June 30, 2015, these securities amounted to $2,344,974 or 2.2% of Net Assets.
(B)	Rate shown is the 7-day effective yield as of June 30, 2015.
ADR	— American Depositary Receipt
Cl	— Class

The accompanying notes are an integral part of the financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $68,743,294)	$103,943,669
Dividends Receivable	189,818
Receivable for Investment Securities Sold	84,071
Tax Reclaim Receivable	32,641
Prepaid Expenses	18,697

Total Assets	104,268,896

Liabilities:
Payable due to Adviser	37,223
Payable due to Administrator	8,785
Overdraft	6,705
Chief Compliance Officer Fees Payable	1,884
Payable due to Trustees	696
Other Accrued Expenses	42,004

Total Liabilities	97,297

Net Assets	$104,171,599

Net Assets Consist of:
Paid-in Capital	$65,885,048
Undistributed Net Investment Income	77,025
Accumulated Net Realized Gain on Investments	3,009,151
Net Unrealized Appreciation on Investments	35,200,375

Net Assets	$104,171,599

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	9,947,502

Net Asset Value, Offering and Redemption Price Per Share*	$10.47

*	Redemption price per share may vary depending on the length of time Shares are held.

The accompanying notes are an integral part of the financial statements.

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STATEMENT OF OPERATIONS

Investment Income:
Dividends	$1,633,123
Less: Foreign Taxes Withheld	(59,854)

Total Investment Income	1,573,269

Expenses:
Investment Advisory Fees	270,034
Administration Fees	54,007
Trustees’ Fees	5,586
Chief Compliance Officer Fees	3,278
Registration and Filing Fees	20,064
Legal Fees	15,317
Transfer Agent Fees	14,695
Printing Fees	12,893
Audit Fees	10,969
Custodian Fees	2,480
Offering Costs	2,038
Other Expenses	5,761

Total Expenses	417,122

Less:
Waiver of Investment Advisory Fees	(39,069)

Net Expenses	378,053

Net Investment Income	1,195,216

Net Realized Gain on Investments	2,563,575

Net Change in Unrealized Depreciation on Investments	(4,645,297)

Net Realized and Unrealized Loss on Investments	(2,081,722)

Net Decrease in Net Assets Resulting from Operations	$(886,506)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2015 (Unaudited)	Period Ended December 31, 2014*

Operations:
Net Investment Income	$1,195,216	$1,785,927
Net Realized Gain on Investments	2,563,575	1,964,344
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,645,297)	5,488,533

Net Increase (Decrease) in Net Assets Resulting from Operations	(886,506)	9,238,804

Dividends and Distributions:
Net Investment Income	(1,122,769)	(2,131,958)
Net Realized Gain	—	(1,168,159)

Total Dividends and Distributions	(1,122,769)	(3,300,117)

Capital Share Transactions:
Issued	2,687,357	104,346,921 (1)
Reinvestment of Dividends and Distributions	647,746	2,237,981
Redemption Fees (see Note 2)	—	4,200
Redeemed	(5,907,861)	(3,774,157)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,572,758)	102,814,945

Total Increase (Decrease) in Net Assets	(4,582,033)	108,753,632

Net Assets:
Beginning of Period	108,753,632	—

End of Period (Including Undistributed Net Investment Income of $77,025 and $4,578, respectively)	$104,171,599	$108,753,632

Share Transactions:
Issued	250,494	10,327,835
Reinvestment of Dividends and Distributions	61,218	208,610
Redeemed	(547,676)	(352,979)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(235,964)	10,183,466

*	The Fund commenced operations on January 17, 2014.
(1)	Includes subscriptions as a result of an in-kind transfer of securities (see Note 8).
Amount designated as “—”is $0

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Period

	Six Months Ended June 30, 2015 (Unaudited)		Period Ended December 31, 2014*
Net Asset Value, Beginning of Period	$10.68		$10.00

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.12		0.20
Net Realized and Unrealized Gain (Loss)	(0.22)		0.82

Total from Investment Operations	(0.10)		1.02

Redemption Fees	—		0.00^

Dividends and Distributions:
Net Investment Income	(0.11)		(0.22)
Net Realized Gains	—		(0 .12)

Total Dividends and Distributions	(0 .11)		(0 .34)

Net Asset Value, End of Period	$10 .47		$10 .68

Total Return†	(0.93)%		10.23%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$104,172		$108,754
Ratio of Expenses to Average Net Assets	0.70	%**	0.70	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.77	%**	0.82	%**
Ratio of Net Investment Income to Average Net Assets	2.21	%**	1.95	%**
Portfolio Turnover Rate	4	%***	11	%***

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee.
^	Amount was less than $0.01 per share.
(1)	Per share calculations were performed using average shares for the period.
*	The Fund commenced operations on January 17, 2014.
**	Annualized.
***	Not Annualized.
Amounts designated as “—”are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2015
(Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 57 funds. The financial statements herein are those of the Sarofim Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The Fund is an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2015
(Unaudited)

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of June 30, 2015, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2015
(Unaudited)

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of June 30, 2015, all of the Fund’s investments were valued using Level 1 inputs. For details of the investment classification, reference the Schedule of Investments. For the six months ended June 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. During the six months ended June 30, 2015, the Fund did not hold any Level 3 securities.

For the six months ended June 30, 2015, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended June 30, 2015, the Fund did not have a liability for any uncertain tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2015
(Unaudited)

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from trade date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Master Limited Partnerships (“MLPs”) — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2015
(Unaudited)

Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 90 days. For the six months ended June 30, 2015, there were no redemption fees retained by the Fund. For the period ended December 31, 2014 the Fund retained fees of $4,200. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2015
(Unaudited)

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee which will vary depending the number of share classes and the on the average daily net assets of the Fund. For the six month period ended June 30, 2015, the Fund was charged $54,007 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Atlantic Fund Services, LLC, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Fayez Sarofim & Co. (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets until April 30, 2016. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2016. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.70% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2015
(Unaudited)

At June 30, 2015, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period Ending		Subject to Repayment until December 31:	Amount
1/17/14-12/31/14	*	2017	$113,345
1/1/15-6/30/2015		2018	$39,069

*Commenced operations on January 17, 2014.

6.	Investment Transactions:

For the six months ended June 30, 2015, the Fund made purchases of $4,722,626 and sales of $7,676,641 in investment securities other than long-term U.S. Government, short-term securities and in-kind transactions. For the six months ended June 30, 2015, there were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions paid during the period ended December 31, 2014 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2014	$(2,261,977)	$(1,038,140)	$(3,300,117)

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$4,322
Undistributed Long-Term Capital Gains	462,158
Unrealized Appreciation	39,871,134
Post-October Losses	(41,788)

Total Distributable Earnings	$40,295,826

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2015
(Unaudited)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at June 30, 2015, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$68,743,294	$36,052,852	$(852,477)	$35,200,375

8.	In-Kind Transfers:

On January 17, 2014, the Fund received a tax-free in-kind subscription of $80,890,443 of investments in securities in exchange for Fund shares totaling 8,089,044. Included in the value of the in-kind subscription was unrealized appreciation on investment in securities of $34,357,139.

9.	Other:

At June 30, 2015, 51% of total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of numerous shareholders.

10.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

The table on the next page illustrates your Fund’s costs in two ways:

•	Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•	Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited) — concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 01/01/15	Ending Account Value 06/30/15	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$990.70	0.70%	$3.46
Hypothetical 5% Return	1,000.00	1,021.32	0.70	3.51

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2015

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 18, 2015 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2015
(Unaudited)

independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception. The Trustees also reviewed

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2015
(Unaudited)

reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2015
(Unaudited)

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Sarofim Equity Fund

P.O. Box 588

Portland, ME 04112

1-855-727-6346

Adviser:

Fayez Sarofim & Co.

Two Houston Center

909 Fannin Street, Suite 2907

Houston, Texas 77010

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund.

SAR-SA-001-0200

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie,
President

Date: September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie,
President

Date: September 3, 2015

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller & CFO

Date: September 3, 2015